UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 01, 2026

Runway Growth Finance Corp.

(Exact name of Registrant as Specified in Its Charter)

Maryland	814-01180	47-5049745
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

205 N. Michigan Ave. Suite 4200
Chicago, Illinois		60601
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (312) 698-6902

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	RWAY	Nasdaq Global Select Market
7.50% Notes due 2027	RWAYL	Nasdaq Global Select Market
7.25% Notes due 2031	RWAYI	Nasdaq Global Select Market
9.00% Notes due 2027	SWKHL	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On October 1, 2026, in connection with a previously announced public offering, Runway Growth Finance Corp. (the “Company”) and U.S. Bank Trust Company, National Association, as trustee (the “Trustee”), entered into the Fifth Supplemental Indenture (the “Fifth Supplemental Indenture”) to the Base Indenture, dated July 28, 2022, between the Company and the Trustee (together with the Fifth Supplemental Indenture, the “Indenture”). The Fifth Supplemental Indenture relates to the Company’s issuance, offering and sale of $46,329,125 in aggregate principal amount of its 7.75% Notes due 2031 (the “Notes”).

The Notes will mature on October 1, 2031, unless previously redeemed or repurchased in accordance with their terms. The interest rate of the Notes is 7.75% per year and will be paid quarterly in arrears on March 1, June 1, September 1 and December 1 of each year, beginning on December 1, 2026. The Notes are the Company’s direct unsecured obligations and rank pari passu with the Company’s existing and future unsecured, unsubordinated indebtedness, including the Company’s 7.50% Notes due 2027, 7.51% Series 2025A Senior Notes due 2028, 7.00% Notes due 2029, 7.25% Notes due 2031 and the SWK 2027 Notes (as defined below); senior to any of the Company’s future indebtedness that expressly provides it is subordinated to the Notes; effectively subordinated to all of the Company’s existing and future secured indebtedness (including indebtedness that is initially unsecured to which the Company subsequently grants security), to the extent of the value of the assets securing such indebtedness, including, without limitation, borrowings under the Company’s Credit Agreement with KeyBank National Association (the “Credit Facility”); and structurally subordinated to all existing and future indebtedness and other obligations of any of the Company’s existing or future subsidiaries, financing vehicles or similar facilities, including the Credit Facility.

The Notes may be redeemed in whole or in part at any time or from time to time at the Company’s option on or after October 1, 2028, upon not less than 30 days nor more than 60 days written notice by mail prior to the date fixed for redemption thereof, at a redemption price of $25 per Note plus accrued and unpaid interest payments otherwise payable for the then-current quarterly interest period accrued to, but not including, the date fixed for redemption.

The Indenture contains certain covenants, including covenants requiring the Company to comply with Section 18(a)(1)(A) as modified by Section 61(a)(2) of the Investment Company Act of 1940, as amended (the “1940 Act”), or any successor provisions, and to provide financial information to the holders of the Notes and the Trustee if the Company should no longer be subject to the reporting requirements under the Securities Exchange Act of 1934, as amended. These covenants are subject to important limitations and exceptions that are set forth in the Indenture.

The Notes were offered and sold in an offering registered under the Securities Act of 1933, as amended, pursuant to the Company’s registration statement on Form N-2 (Registration No. 333-284781) previously filed with the Securities and Exchange Commission, as supplemented by a preliminary prospectus supplement dated September 23, 2026 and a final prospectus supplement dated September 24, 2026. This Current Report on Form 8-K shall not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction. The transaction closed on October 1, 2026.

The Company intends to use the net proceeds from this offering (a) to repay outstanding indebtedness, including under the Company's Credit Facility and to redeem all of the outstanding SWK 2027 Notes, and (b) for other general corporate purposes.

The foregoing descriptions of the Fifth Supplemental Indenture and the Notes do not purport to be complete and are qualified in their entirety by reference to the full text of the Fifth Supplemental Indenture and the form of global note representing the Notes, respectively, each filed or incorporated by reference as exhibits hereto and incorporated by reference herein.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Form 8-K is incorporated herein by reference.

Item 8.01 Other Events.

In connection with the Company’s acquisition of SWK Holdings Corporation (“SWK”), on April 6, 2026, the Company assumed the obligations of the 9.00% Senior Notes due 2027 issued by SWK (CUSIP No. 78501P302; NasdaqGS: SWKHL) (the “SWK 2027 Notes”). On October 1, 2026, the Company notified the Trustee for the SWK 2027 Notes, of the Company’s election to redeem all of its $32,969,000 in aggregate principal amount of the SWK 2027 Notes outstanding, and instructed the Trustee to provide notice of such redemption to the holders of the SWK 2027 Notes in accordance with the terms of the indenture governing the SWK 2027 Notes.

The Company expects to redeem all of the $32,969,000 SWK 2027 Notes issued and outstanding on November 3, 2026 (the “Redemption Date”). The redemption price will be 100% of the aggregate principal amount plus accrued and unpaid interest thereon to, but not including, the Redemption Date.

The SWK 2027 Notes should be presented and surrendered by mail, hand or overnight mail at Wilmington Trust, National Association, 1100 North Market Street, Wilmington, DE 19890, Attention: Workflow Management – 5th Floor Runway Growth Finance Corp. (9.00% Senior Notes Due 2027). This Current Report on Form 8-K does not constitute a notice of redemption of the SWK 2027 Notes.

FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K may contain forward-looking statements that involve substantial risks and uncertainties. You can identify these statements by the use of forward-looking terminology such as “may,” “will,” “should,” “expect,” “anticipate,” “project,” “target,” “estimate,” “intend,” “continue,” or “believe” or the negatives thereof or other variations thereon or comparable terminology. You should read statements that contain these words carefully because they discuss our plans, strategies, prospects and expectations concerning our business, operating results, financial condition and other similar matters. These statements represent the Company’s belief regarding future events that, by their nature, are uncertain and outside of the Company’s control. There are likely to be events in the future, however, that we are not able to predict accurately or control. Any forward-looking statement made by us in this Current Report on Form 8-K speaks only as of the date on which we make it. Factors or events that could cause our actual results to differ materially from our expectations, include, but are not limited to, the risks, uncertainties and other factors we identify in the sections entitled “Risk Factors” and “Forward-Looking Statements” in periodic filings we make with the Securities and Exchange Commission, and it is not possible for us to predict or identify all of them. We undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description
4.1

Indenture, dated July 28, 2022, by and between Runway Growth Finance Corp. and U.S. Bank Trust Company, National Association, as trustee (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K (File No. 814-01180), filed on July 28, 2022)

4.2	Fifth Supplemental Indenture, dated October 1, 2026, between Runway Growth Finance Corp. and U.S. Bank Trust Company, National Association, as trustee
4.3	Form of Global Note (included in Exhibit 4.2 hereto)
5.1	Opinion of Dechert LLP
23.1	Consent of Dechert LLP (included in Exhibit 5.1)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Runway Growth Finance Corp.

Date:	October 1, 2026	By:	/s/ Carmela Thomson
Carmela Thomson Chief Financial Officer, Treasurer and Secretary